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                                                                   (EXHIBIT 23)


                                  [LETTERHEAD]




                         CONSENT OF INDEPENDENT AUDITORS
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We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 8, 1996, with respect to the financial statements of American Crystal Sugar Company in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-11693) and the related prospectus of American Crystal Sugar Company.




/s/ Eide Helmeke PLLP
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November 8, 1996
Fargo, North Dakota